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                                                                    EXHIBIT 99.4

                      COMMON STOCK AND WARRANT AGREEMENT

          THIS COMMON STOCK AND WARRANT AGREEMENT (the "Agreement") is made as of January 20, 2000 between HOLLIS EDEN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and COLTHURST LIMITED, a Belize corporation (the "Purchaser").

          IN CONSIDERATION of the mutual covenants contained in this Agreement, that certain Settlement and Mutual Release Agreement of even date herewith among Purchaser, Edenland, Inc., a Belize corporation ("Edenland"), Patrick T. Prendergast ("Prendergast") and the Company (the "Settlement Agreement"), that certain Technology Assignment Agreement of even date herewith among the Purchaser, Prendergast and the Company (the "Assignment Agreement"), the Company and the Purchaser agree as follows:

1. AUTHORIZATION OF ISSUANCE OF THE SHARES AND THE WARRANT. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance of (i) six hundred sixty thousand (660,000) shares of Common Stock of the Company (the "Shares") and (ii) a Warrant to purchase four hundred thousand (400,000) shares of the Common Stock of the Company at an exercise price of twenty-five dollars ($25.00) per share in the form attached hereto as Exhibit A (the "Warrant"), in consideration for Purchaser's execution and performance of the Settlement Agreement and the Assignment Agreement. The number of Shares and the number of shares subject to the Warrant are subject to adjustment in accordance with Section 8.5 hereof and the terms of the Warrant, respectively.

2.   AGREEMENT TO ISSUE AND PURCHASE THE SHARES AND THE WARRANT.

  2.1 Issuance of the Shares and the Warrant. At the Closings (as defined in Section 3), the Company will issue to the Purchaser, and the Purchaser will purchase from the Company, upon the terms and conditions hereinafter set forth, the Shares and the Warrant. The consideration for the Shares and the Warrant is Purchaser's execution and performance of the Settlement Agreement and the Assignment Agreement. No further payment will be required for the Shares and the Warrant. The Shares and the shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares") shall have the rights, preferences, privileges and restrictions set forth in the Company's Amended and Restated Certificate of Incorporation, as amended to date (the "Certificate").

3. CLOSINGS. The completion of the purchase and issuance of the Shares and the Warrant shall occur in a number of closings as set forth below (individually, a "Closing" and collectively, the "Closings").

  3.1 Delivery of Shares and the Warrant at the Initial Closing. Subject to the provisions of Section 4.1 hereof and any applicable withholding obligations of the Company, the completion of the purchase and issuance of the first one hundred thirty-two thousand (132,000) shares of the Shares and the Warrant to be issued pursuant to this Agreement (the "Initial Closing") shall occur (i) upon receipt by the Company of (A) a copy of this Agreement together with all exhibits and schedules hereto, each of which has been executed on Purchaser's behalf, (B) a copy of the Settlement Agreement which has been executed by all parties thereto, (C) a copy of the Assignment Agreement which has been executed by all parties thereto, (D) copies of the documents specified in Section 2.9,
Section 2.10 and the second sentence of

                                       1.
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Section 2.8 of the Assignment Agreement (collectively the "Assignment
Documents") and (E) a completed Warrant and Stock Certificate Questionnaire, the form of which is attached hereto as Exhibit B, or (ii) following the occurrence of the actions set forth in clause (i) above, on such other date as may be agreed to by the Company and the Purchaser. At the Initial Closing, the Company shall deliver to the Purchaser or the Purchaser's representative, in accordance with the Purchaser's delivery instructions, (A) a copy of this Agreement together with all exhibits and schedules hereto, each of which has been executed on behalf of the Company, (B) a copy of the Settlement Agreement which has been executed on behalf of the Company, (C) a copy of the Assignment Agreement which has been executed on behalf of the Company, (D) the Warrant which has been executed by the Company and (E) one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing one hundred thirty-two thousand (132,000) of the Shares. The name(s) in which the stock certificates are to be issued shall be set forth in the Stock Certificate Questionnaire attached hereto as Exhibit B, as completed by Purchaser.

  3.2 Delivery of Shares at Subsequent Closings. Subject to the provisions of Section 4.2 hereof and any applicable withholding obligations of the Company, the completion of the purchase and issuance of the remaining five hundred twenty-eight thousand (528,000) shares of the Shares to be issued pursuant to this Agreement shall occur in four subsequent closings, a closing to occur on each of the first, second, third and fourth anniversary of the date of this Agreement (collectively, the "Subsequent Closings" and each individually a "Subsequent Closing") (i) upon receipt by the Company of a certificate dated as of the date of the Subsequent Closing, in which the Purchaser and Prendergast represent and warrant, without qualification, that a Triggering Event (as defined below) has not occurred ("Compliance Certificate"), or (ii) following the occurrence of the actions set forth in clause (i) above on such other date as may be agreed to by the Company and the Purchaser. At each Subsequent Closing, the Company shall deliver to the Purchaser or the Purchaser's representative, in accordance with the Purchaser's delivery instructions, one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing one hundred thirty-two thousand (132,000) shares of the Shares. The name(s) in which the stock certificates are to be issued shall be as set forth in the Stock Certificate Questionnaire delivered by Purchaser to the Company pursuant to Section 3.1, unless the Company is otherwise instructed in writing by the Purchaser prior to the issuance thereof.

4.   CONDITIONS TO CLOSINGS.

  4.1 Conditions to Initial Closing. The Company's obligation to complete the purchase and issuance of the Warrant and initial one hundred thirty-two thousand (132,000) shares of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, one or more of which may be waived in writing by the Company: (i) the accuracy of the representations and warranties made by the Purchaser herein as of the Closing; and (ii) the execution, where appropriate, and delivery by the Purchaser of the Assignment Documents.

  4.2 Conditions to Subsequent Closings. The Company's obligation to complete the purchase and issuance of the Shares and deliver such stock certificate(s) to the Purchaser at each Subsequent Closing shall be subject to the following conditions, any one or more of which may

                                       2.
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be waived in writing by the Company: (i) the accuracy of the representations and warranties made by the Purchaser in Section 6 hereof as of the date of such Subsequent Closing; (ii) the accuracy of the representations and warranties made by the Purchaser and Prendergast in Article V of the Assignment Agreement as of the date of hereof; (iii) the delivery by Purchaser of an executed Compliance Certificate; and (iv) the non-occurrence of a Triggering Breach prior to the Subsequent Closing. For purposes of this Agreement a "Triggering Breach" shall mean the occurrence of any of the following events following the date of this
Agreement: Purchaser, any of its employees, agents, directors, subsidiaries, representatives or affiliates, or Prendergast or any of his family members who are stockholders of the Company (i) fail to support, and vote all of his, her or its shares of Common Stock of the Company in favor of, any management or board of directors proposals subject to a stockholder vote of the Company; (ii) encourage any of the Company's stockholders or potential stockholders to (a) vote against any management or board of directors proposal subject to stockholder vote of the Company, (b) submit a proposal for stockholder approval not previously approved in writing by the Company's board of directors, or (c) vote in favor of any proposal subject to stockholder vote of the Company not supported by the Company's board of directors; (iii) conduct any further research or development of any kind relating to the Technology (as defined in the Assignment Agreement); or (iv) make any short sale or maintain any short position, or establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Company's Common Stock. The actions described in clause (ii) of the foregoing sentence shall not constitute a Triggering Breach unless the Company demonstrates to the Purchaser the occurrence of such actions by a preponderance of the evidence. The actions described in clauses (i) and (ii) above shall constitute a Triggering Breach only during such time as Richard B. Hollis is either the Chairman or the Chief Executive Officer of the Company, unless the reason for the his failure to be either the Chairman or the Chief Executive Officer is due to his death or disability. In the event that a Triggering Breach occurs, the Purchaser acknowledges and agrees that it will have no further claim to (i) any additional Shares or (ii) the Technology or the Patents and Applications (as such terms are defined in the Assignment Agreement.


5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser as of the date of this Agreement as follows:

  5.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results or operations of the Company).

  5.2 Due Execution, Delivery and Performance of the Agreements. The Company's execution, delivery and performance of this Agreement, the Settlement Agreement, the Warrant and the Assignment Agreement (collectively the "Transaction Agreements") have been duly authorized by all requisite corporate action by the Company. Upon execution and delivery, and

                                       3.
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assuming the valid execution hereof by the Purchaser, the Transaction Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with the terms of such agreements, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreement of the Company in
Section 8.3 hereof may be legally unenforceable. The execution and delivery of the Transaction Agreements by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, by laws or other charter documents (each as amended through the date hereof) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or government authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a material adverse effect on the Company.

  5.3 Issuance and Delivery of the Shares, the Warrant and the Warrant Shares. When issued, delivered to Purchaser or Purchaser's custodian bank and paid for by Purchaser in accordance with the terms and conditions of this Agreement or the Warrant, the Shares to be sold hereunder, the Warrant and the Warrant Shares will be validly issued, fully paid and nonassessable and will be delivered by the Company free and clear of all liens, pledges, claims, encumbrances, security interests or other restrictions, except for restrictions on transfer imposed to ensure compliance with the Securities Act of 1933, as amended (the "Securities Act").

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

     The Purchaser represents and warrants to, and covenants with, the Company as follows:

  6.1 Investment Representations. The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares, the Warrant and the Warrant Shares (collectively, the "Securities") contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities, including all of the publicly available documents the Company has filed with the Securities and Exchange Commission (the "Commission") and all of the Company's press releases; (ii) the Purchaser is acquiring the Shares for its own account for investment only and with no present intention of distributing any of such Securities under any arrangement or understanding with any other persons regarding the distribution of such Securities (without

                                       4.
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limiting the rights of the Purchaser pursuant to Section 8 hereof); (iii) the
Purchaser has completed or caused to be completed the Warrant and Stock Certificate Questionnaire attached hereto as Exhibit B and the information provided therein by Purchaser is true and correct to the best knowledge of the Purchaser as of the date hereof; (iv) the Purchaser has, in connection with its decision to purchase the Securities, relied solely upon the information reviewed and considered by the Purchaser as described in clause (i) above and the representations and warranties of the Company contained herein; and (v) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

  6.2 Requisite Power and Authority. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into the Transaction Agreements and to consummate the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of the Transaction Agreements, and (ii) upon the execution and delivery of the Transaction Agreements, the Transaction Agreements shall constitute valid and binding obligations of the Purchaser enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 8.3 hereof and Section 6.1 of the Assignment Agreement may be legally unenforceable. The execution and delivery of the Transaction Agreements by the Purchaser and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, by laws or other charter documents (each as amended through the date hereof) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Purchaser debt or otherwise) to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or government authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except in the case of each clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a material adverse effect on the Purchaser.

  6.3 Rule 144. Purchaser acknowledges and agrees that the Securities acquired by Purchaser hereunder must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being made through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended

                                       5.
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(the "Exchange Act")) and the number of shares being sold during any three-month period not exceeding specified limitations.

  6.4 Covenants. The Purchaser hereby covenants with the Company as follows: (i) prior to the effective date of the Registration Statement referenced in Section 8.1(a) below (the "Effective Date"), the Purchaser shall not transfer any Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder, and any transferee of Securities prior to the Effective Date shall agree in advance in a writing acceptable to the Company to be subject to all of the provisions of this Agreement with respect to the Securities; and (ii) commencing as of the Effective Date, the Purchaser shall not make any sale of the Securities, if any, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that on and after the Effective Date, such Securities are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Securities is accompanied by a separate purchaser's certificate: (1) in the form of Exhibit C hereto, (2) executed by the Purchaser or by an officer of, or other authorized person designated by, the Purchaser, and (3) to the effect that (A) the Securities have been sold in accordance with the Registration Statement and
(B) the requirement of delivering a current prospectus has been satisfied. The Purchaser further covenants to promptly notify the Company of the sale or transfer of any of its Securities.

7. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Securities delivered pursuant hereto shall survive the execution of this Agreement and the delivery to the Purchaser of the Securities being purchased.

8.   REGISTRATION OF THE COMMON STOCK; COMPLIANCE WITH THE SECURITIES ACT.

  8.1     Registration Procedures and Expenses.  The Company shall:

     (a) within 90 days following each Closing, prepare and file with the Commission a registration statement on Form S-3 (each a "Registration Statement") in order to register with the Commission the sale of the Warrant Shares and the Shares issued in such Closing, as applicable (collectively, the "Registrable Securities"), by the Purchaser from time to time through underwriters, agents or otherwise, in negotiated or market transactions or through the automated quotation system of Nasdaq or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately negotiated transactions or pursuant to such other method or methods of distribution as Purchaser may require. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this
Section 8.1 that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities to be sold by Purchaser, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities. Notwithstanding the foregoing, the Company shall not be required to file or effect a registration pursuant to this Section 8.1 if and for so long as any condition specified in Section 8.1(c) shall exist and the Company shall have notified the Purchaser's thereof in accordance with such section;

                                       6.

     (b) use reasonable efforts, subject to the receipt of necessary information from the Purchaser, to cause each Registration Statement to become effective as soon as commercially practicable following the filing thereof with the Commission;

     (c) prepare and file with the Commission such amendments and supplements to each Registration Statement and the prospectus used in connection therewith and take such other actions as may be necessary to keep such Registration Statement continually effective and not misleading until the earliest of (A) the first anniversary date of the applicable Closing, or (B) such date as all of the Registrable Securities registered under such Registration Statement held by the Purchaser have been resold. Notwithstanding the foregoing, Purchaser acknowledges that there may occasionally be times when the Company, in the good faith judgment of its Chief Executive Officer or its Board of Directors, determines it must suspend Purchaser's ability to sell Shares or Warrant Shares pursuant to a Registration Statement until such time as an amendment to such Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Securities Exchange Act of 1934, as amended (a "Suspension"). The Purchaser agrees that, upon receipt of any notice from the Company of a Suspension, the Purchaser will not sell any Shares or Warrant Shares pursuant to the Registration Statement until the Purchaser is advised in writing by the Company that the use of the applicable prospectus may be resumed; provided, that such limitation on selling shares of Common Stock also applies to the executive officers and directors of the Company;

     (d) furnish to the Purchaser with respect to the Registrable Securities registered under a Registration Statement such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

     (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

     (f) bear all expenses incurred by the Company in connection with the procedures in paragraphs (a) through (e) of this Section 8.1 and the registration of the Registrable Securities pursuant to each Registration Statement.

  8.2 Notification of Changes. The Purchaser agrees that it will promptly notify the Company of any changes in the material information set forth in each Registration Statement regarding the Purchaser or its plan of distribution with respect to the Registrable Securities, as applicable.

                                       7.

  8.3     Indemnification.

     (a) the term "Selling Stockholder" shall mean the Purchaser and, if the Purchaser is an institution, the Purchaser's directors or trustees, officers and employees and each person who controls the Purchaser within the meaning of the Securities Act;

     (b) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statements referred to in Section 8.1; and

     (c) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission, to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement contained in a Registration Statement on the Effective Date thereof, or arise out of any failure by the Company to fulfill any undertaking herein or included in a Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of a Registration Statement, or the failure of such Selling Stockholder to comply with the covenants and agreements contained in Section 5 or 8.2 hereof respecting sale of the Registrable Securities or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

     The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs a Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Section 6 or 8.2 hereof respecting sale of the Registrable Securities, or any untrue statement contained in a Registration Statement on the Effective Date if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of a Registration Statement, and the Purchaser will reimburse the Company (or such officer, director or controlling person, as the case may be) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. In no event shall the liability of the

                                       8.

Purchaser hereunder be greater in amount than the dollar amount of the gross proceeds received by the Purchaser upon the sale of Registrable Securities giving rise to such indemnification obligation.

     Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

     If the indemnification provided for in this Section 8.3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the act or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Shares or the Warrant Shares shall be limited in amount to the amount of gross proceeds received by such seller from the sale of such Shares or the Warrant Shares.

     The obligations of the Company and Purchaser under this Section 8.3 shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof

                                       9.

the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

  8.4 Termination of Conditions and Obligations. Notwithstanding anything stated herein to the contrary, the conditions precedent imposed by Section 6 or this Section 8 upon the transferability of the Shares or the Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares, when such Shares or Warrant Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     Purchaser's right to have the Company register the Registrable Securities pursuant to this Agreement shall not be assignable by Purchaser to any transferee of all or any portion of the Registrable Securities, unless such transferee (i) is an affiliate of the Purchaser and (ii) prior to such transfer taking place, agrees with the Company in writing to be bound by the terms of this Agreement.

  8.5 Adjustments to Stock. If, from time to time, before the fourth and final Subsequent Closing, there is any change affecting the Company's outstanding Common Stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then in addition to the Shares not yet issued in a Subsequent Closing (the "Unissued Shares"), the Purchaser shall be entitled to receive (when such Unissued Shares are issued at the corresponding Subsequent Closing) any and all new, substituted or additional securities or other property to which Purchaser would have been entitled to receive by reason of Purchaser's ownership of the Unissued Shares. Such additional securities shall be included in the word "Shares" for purposes of the registration rights contained in Section 8 of this Agreement. Conversely, if, from time to time, before the fourth and final Subsequent Closing, the outstanding shares of Common Stock of the Company are combined into a smaller number of shares (for example, through a reverse stock split), the number of Unissued Shares shall be proportionately reduced.

9. LEGEND. Each certificate representing Shares or Warrant Shares shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN THE FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH."

                                      10.

10. CHANGE IN CONTROL. In the event of (a) a sale of substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which shareholders immediately before the merger or consolidation have, immediately after the merger or consolidation, greater stock voting power); (c) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than a reverse merger in which stockholders immediately before the merger have, immediately after the merger, greater stock voting power); or (d) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred, then, so long as a Triggering Breach has not occurred, immediately prior to the closing or consummation of any such event, the Company shall issue to the Purchaser any Shares that have not already been issued to the Purchaser under this Agreement.

11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by facsimile or mailed by first class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so sent by facsimile or mailed and shall be delivered as follows:

     (a)       if to the Company, to:

               Hollis-Eden Pharmaceuticals, Inc.
               9333 Genesee Avenue, Suite 200
               San Diego, California 92121
               Attention:  Chief Executive Officer

               with a copy so mailed to:

               Cooley Godward LLP
               4365 Executive Drive, Suite 1100
               San Diego, California 92121
               Attention:  Thomas A. Coll, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

     (b)       if to the Purchaser, to:

               Patrick T. Prendergast
               c/o Colthurst Limited
               Baybush, Straffan
               County Kildare
               Ireland

                                      11.

               with a copy so mailed to:

               David A. Donohoe, Esq.
               Akin, Gump, Strauss, Hauer & Feld LLP
               1333 New Hampshire Avenue, N.W., Suite 400
               Washington, D.C. 200036

or at such other address or addresses as may have been furnished to the Company in writing.

12. CHANGES. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

13. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and performed entirely in California by California residents, without regard to conflicts of law principles.

16. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

17. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement and the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of each of the parties hereto.

18. FURTHER ACTIONS. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in transactions of this nature in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

19. ENTIRE AGREEMENT. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

20. PAYMENT OF FEES AND EXPENSES. Except as expressly set forth herein, each of the Company and the Purchaser shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

                                      12.

21. ARBITRATION. To ensure rapid and economical resolution of any disputes which may arise under this Agreement, the Purchaser and the Company agree that any and all disputes or controversies of any nature whatsoever, arising from or regarding the interpretation, performance, enforcement or breach of this Agreement, shall be resolved by confidential, final and binding arbitration (rather than trial by jury or court or resolution in some other forum) to the fullest extent permitted by law. Any arbitration proceeding pursuant to this Agreement shall be conducted by the American Arbitration Association ("AAA") in San Diego, under the then existing AAA commercial arbitration rules. If for any reason all or part of this arbitration provision is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not effect any other portion of this arbitration provision or any other jurisdiction, but this provision will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable part or parts of this provision had never been contained herein, consistent with the general intent of the parties to this Agreement insofar as possible. In no event shall the remedy for any breach hereunder result in the ownership by Prendergast, Colthurst or any of their affiliates in the Technology or the Patents and Applications (as such terms are defined in the Assignment Agreement).



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      13.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

HOLLIS EDEN PHARMACEUTICALS, INC.

By:  /s/ Richard B. Hollis
   --------------------------
   Richard B. Hollis
   Chairman of the Board and
   Chief Executive Officer


PURCHASER



By:  /s/ Patrick T. Prendergast
   -----------------------------
   Name: Patrick T. Prendergast
   Title:  MD  / Edenland Inc.


LIST OF ATTACHMENTS:

EXHIBIT A  -  WARRANT
EXHIBIT B  -  STOCK CERTIFICATE QUESTIONNAIRE
EXHIBIT C  -  PURCHASER'S CERTIFICATE

                                      14.

                                   EXHIBIT A

                                    WARRANT

                                      15.

                                   EXHIBIT B

                       HOLLIS-EDEN PHARMACEUTICALS, INC.

                  WARRANT AND STOCK CERTIFICATE QUESTIONNAIRE

     Pursuant to Section 3 of the Common Stock and Warrant Agreement, please provide us with the following information:


1.  The exact name that your Warrant and Shares are to
    be registered in (this is the name that will appear on   ----------------
    your stock certificate(s)). You may use a nominee name if appropriate:

2.  The relationship between the Purchaser of the
    Warrant and the Shares and the Registered Holder         ----------------
    listed in response to item 1 above:

3.  The mailing address of the Registered Holder listed      ----------------
    in response to item 1 above:

4.  The Social Security Number or Tax Identification
    Number of the Registered Holder listed in the response   ----------------
    to item 1 above:

                                      16.

                                   EXHIBIT C

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

     The undersigned, an officer of, or other person duly authorized by ________________________________ hereby certificates that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ____________________________ in accordance with registration statement number
__________________________________________________ and the requirement of delivering a current prospectus has been complied with in connection with such sale.


Print or Type:

Name of Purchaser (Individual or Institution): ____________________________

Name of Individual representing Purchaser
(if an Institution)                            ____________________________

Title of Individual representing Purchaser
(if an Institution)                            ____________________________


Signature by:

Individual Purchaser or Individual
Representing Purchaser:                       _____________________________

                                      17.